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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, J.S.B. Jenkins and Mark J. Flaherty, Chief Executive Officer and Chief Financial Officer, respectively, of Tandy Brands Accessories, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ J.S.B. Jenkins
                                           -------------------------------------
                                           J.S.B. Jenkins
                                           President and Chief Executive Officer


                                           /s/ Mark J. Flaherty
                                           -------------------------------------
                                           Mark J. Flaherty
                                           Chief Financial Officer




February 12, 2004